                                                                   EXHIBIT 10(c)

                                                        EXECUTION COPY


                                AMENDMENT NO. 2


          AMENDMENT NO. 2 dated as of August 2, 1995 between FUND AMERICAN ENTERPRISES HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, FUND AMERICAN ENTERPRISES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, and FFOG, INC., a corporation duly organized and validly existing under the laws of the State of Delaware and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for each of the Banks (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors in such capacity, the "Agent").
                                           -----

          The Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of June 2, 1994 (as heretofore modified, supplemented and amended by Amendment No. 1 dated as of June 1, 1995 and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions
             ----------------
thereof, for extensions of credit to be made by said Banks to the Borrowers.
The Borrowers, the Banks and the Agent wish to amend the Credit Agreement in certain respects, and the Banks have consented to the execution and delivery by the Agent of this Amendment No. 2. Accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendment.  Effective upon the execution and delivery
                      ---------
hereof by the Borrowers and the Agent Section 1.01 of the Credit Agreement shall be amended by deleting the definition of Commitment Termination Date and inserting in place thereof the following definition:

               "Commitment Termination Date" shall mean August 17, 1995,
                ---------------------------
     provided that if such day shall not be a Business Day, the Commitment Termination Date shall be the next preceding Business Day.

          Section 3.  Representations and Warranties.  The Borrowers represent
                      ------------------------------
and warrant to the Banks and the Agent that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof.

          Section 4.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in counterparts, which taken together shall constitute one and the same amendatory instrument. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first written above.


                              FUND AMERICAN ENTERPRISES
                                HOLDINGS, INC.


                              By ________________________________
                                   Name
                                   Title:


                              FUND AMERICAN ENTERPRISES, INC.


                              By _________________________________
                                   Name:
                                   Title:

                              FFOG, INC.


                              By __________________________________
                                   Name
                                   Title:


                              THE CHASE MANHATTAN BANK
                               (NATIONAL ASSOCIATION), as Agent


                              By_____________________________________
                                   Name:
                                   Vice President

                                    CONSENT

                         Dated as of ___________, 1995

     Re:  Amendment No. 2 to the Credit Agreement dated as of June 2, 1994 with FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                FUND AMERICAN ENTERPRISES, INC., and FFOG, INC.



          The undersigned, as a Bank under and as defined in the Credit Agreement dated as of June 2, 1994 (as heretofore modified, supplemented and amended by Amendment No. 1 dated as of June 1, 1995 and in effect on the date hereof, (the "Credit Agreement") among Fund American Enterprises Holdings, Inc.,
              ----------------
Fund American Enterprises, Inc., and FFOG, Inc., the Banks referred to therein and The Chase Manhattan Bank (National Association), as Agent, hereby consents to the execution and delivery by the Agent on or after August 2, 1995 of an Amendment No. 2 to the Credit Agreement in the form attached hereto as Exhibit A in respect of the Credit Agreement; provided, that the undersigned may withdraw such consent by prior written notice received by the Agent at any time prior to the execution and delivery by the Agent of said Amendment No. 2.

          This Consent shall be effective only until August 2, 1995, unless extended by the undersigned.





                              By _________________________
                                   Name:
                                   Title:



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